UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   WASHINGTON, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT



           Pursuant to Section 13 or 15 (d) of the
               Securities Exchange Act of 1934

                           July 28, 1997

      Date of Report (date of earliest event reported)




                     FIRST GEORGIA COMMUNITY CORP.

      (exact name of registrant as specified in its charter)




           Georgia           333-13583          58-2261088

        (state or other     (Commission       (IRS Employer
        jurisdiction of     File No.)         Identification
        of incorporation)                     Number)




    150 Covington Street, P. O. Box 1534, Jackson, Georgia 30233

             (address of principal executive office)(zip code)




                          (770) 504-1090

    (Registrant's telephone number, including area code)




          155-B Lyons Street, Jackson, Georgia  30233

   (Former name or address, if changed since last report)
Item 4.  OTHER EVENTS

     The Registrant's principal accountant, Snyder, Camp, Stewart, & Co., LLP, Certified Public Accountants (hereinafter the "former accountant"), was dismissed by the Registrant on July 28, 1997.
The former accountant's report on the financial statements of the Registrant for the year ended December 31, 1996 (the Registrant having been organized in 1996) did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by the Registrant's Board of Directors. During the Registrant's fiscal year ended December 31, 1996 and the subsequent interim periods, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. During the Registrant's fiscal year ended December 31, 1996 and the subsequent interim periods, there were no "reportable events" within the meaning of Item 304(a)(1)(v) of SEC Regulation S-K.

     On August 1, 1997, the Registrant engaged Mauldin & Jenkins,
LLC, as the Registrant's principal accountant to audit the Registrant's financial statements.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FIRST GEORGIA COMMUNITY CORP.
                                   (Registrant)


                                   By: s/John L. Coleman
                                         John L. Coleman, President




Date:  August 1, 1997